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                                   SUPPLEMENT

                             DATED FEBRUARY 3, 2006
                                       TO
    THE HARTFORD MUTUAL FUNDS CLASS Y SHARES PROSPECTUS DATED MARCH 1, 2005
               (AS SUPPLEMENTED JUNE 1, 2005) (THE "PROSPECTUS")

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 THIS SUPPLEMENT REPLACES IN ITS ENTIRETY THE SUPPLEMENT DATED JANUARY 17, 2005
                                       TO
    THE HARTFORD MUTUAL FUNDS CLASS Y SHARES PROSPECTUS DATED MARCH 1, 2005.
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     Effective January 17, 2006, in the Prospectus under "About Your Account,
Class Y Share Investor Requirements," on page 143, the last sentence of the first paragraph is stricken and replaced with the following:

         Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform, may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Retirement and/or employee benefit plans purchasing Class Y shares through such a record-keeper, trust company or trading platform are not subject to a minimum investment amount.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE
                              REFERENCE.